UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 30,  2018

INTERACTIVE BROKERS GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33440	30-0390693
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Pickwick Plaza, Greenwich, CT 06830

(Address of Principal Executive Offices) (Zip Code)

(203) 618-5800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers;  Compensatory Arrangements of Certain Officers.

On November 30,  2018,  the Board of Directors (the “Board”) of Interactive Brokers Group, Inc. (the “Company”) appointed Mr. John M. Damgard to serve as a director of the Company, effective December 1,  2018, to fill an upcoming vacancy on the Board created by the resignation of Dr. Kenneth Winston,  effective December 31, 2018.

Mr. Damgard was the president of the Futures Industry Association and founder, past president and a member of the Institute for Financial Markets.

Mr. Damgard has no family relationships with directors or other executive officers of the Company and is not a party to any transactions requiring disclosure under Item 404(a) of Regulation S-K.

Mr. Damgard will receive the same compensation as the Company’s other non-employee directors.  The compensation program is described in the Company’s Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 8,  2018.

The Board has determined that Mr. Damgard is “independent” under the rules of the Investors Exchange LLC and the U.S. Securities and Exchange Commission.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 3,  2018

INTERACTIVE BROKERS GROUP, INC.

By:	/s/ Paul J. Brody
Name:	Paul J. Brody
Title:	Chief Financial Officer, Treasurer and Secretary